UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2015

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 28, 2015, Bay Banks of Virginia, Inc. (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with twenty-nine accredited investors under which the Company issued an aggregate of $7,000,000 of subordinated notes (the “Notes”) to the accredited investors. The Notes have a maturity date of May 28, 2025. The Notes bear interest, payable on the 1st of March and September of each year, commencing September 1, 2015, at a fixed interest rate of 6.50% per year.

The Notes are not convertible into common stock or preferred stock, and are not callable by the holders. The Company has the right to redeem the Notes, in whole or in part, without premium or penalty, at any time on or after May 28, 2020 and prior to the maturity date, but in all cases in a principal amount with integral multiples of $1,000, plus interest accrued and unpaid through the date of redemption.

If an event of default occurs, such as the bankruptcy of the Company, the holder of a Note may declare the principal amount of the Note to be due and immediately payable. The Notes will be unsecured, subordinated obligations of the Company and will rank junior in right of payment to the Company’s existing and future senior indebtedness.

The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The Company expects to use the net proceeds from the sale of the Notes for general corporate purposes.

The Notes were offered and sold in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder. Accordingly, the Notes were offered and sold exclusively to persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D.

The foregoing descriptions of the Purchase Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the forms of the Purchase Agreement and the Note which are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 2, 2015, the Company issued a press release regarding the offering of Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Subordinated Note.

10.1	Form of Subordinated Note Purchase Agreement.

99.1	Press release dated June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Deborah M. Evans
Deborah M. Evans
Chief Financial Officer

Date: June 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Subordinated Note.

10.1	Form of Subordinated Note Purchase Agreement.

99.1	Press release dated June 2, 2015.